                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 7, 2001


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)


         1-2493                                        13-5482050
(Commission File Number)                  (I.R.S. Employer Identification No.)





100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
(Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

         New Valley Corporation hereby amends Item 7 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 22, 2001 reporting the acquisition on May 7, 2001 by a subsidiary of New Valley of a controlling interest in Ladenburg Thalmann Financial Services Inc. (formerly known as GBI Capital Management Corp.) ("LTS"), to file the pro forma financial statements related to the LTS acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Previously filed.

         (b)      Pro Forma Financial Information.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 has been prepared giving effect to the acquisition by a subsidiary of New Valley of a controlling interest in LTS in exchange for New Valley's interest in its broker-dealer subsidiary, Ladenburg Thalmann & Co., Inc. and to the purchase by a subsidiary of New Valley of 29/30ths of the Class A interests in Western Realty Development of Apollo Real Estate Fund III, L.P. The Pro Forma Condensed Consolidated Statement of Operations for the quarter ended March 31, 2001 and the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001 have been prepared giving effect to the LTS acquisition. The pro forma financial information should be read in conjunction with New Valley's historical Consolidated Financial Statements and the related notes thereto contained in New Valley's Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 was prepared as if the LTS acquisition and the purchase of 29/30ths of the Class A interests in Western Realty Development had occurred on January 1, 2000. The Pro Forma Condensed Consolidated Statement of Operations for the quarter ended March 31, 2001 was prepared as if the LTS acquisition had occurred on January 1, 2001. The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001 was prepared as if the LTS acquisition had occurred on March 31, 2001.

         The pro forma financial information has been prepared assuming New Valley received the number of shares of LTS common stock (approximately 52.46%) estimated in the Second Supplement to LTS's Proxy Statement dated March 28, 2001 as filed with the Securities and Exchange Commission. The actual number of shares of LTS common stock and the conversion price of the LTS note to be issued to the former stockholders of Ladenburg Thalmann & Co. will be adjusted based on a post-closing determination of the respective changes in the adjusted net worth of Ladenburg Thalmann & Co. and LTS through April 30, 2001.



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

         The unaudited pro forma financial information has been prepared accounting for the LTS acquisition as a reverse acquisition under the purchase method of accounting. For a more detailed discussion of the accounting treatment, see the section entitled "Stock Purchase Transactions - Accounting Treatment" in LTS's Proxy Statement dated March 28, 2001.

         The pro forma financial information does not purport to show the results which would actually have occurred had such transactions been completed as of the date and for the period presented or which may occur in the future.



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                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                 FOR THE YEAR ENDED DECEMBER 31, 2000
                                                 ----------------------------------------------------------------
                                                                       PRO FORMA ADJUSTMENTS
                                                                   ------------------------------
                                                                        WRD              LTS
                                                   HISTORICAL       ACQUISITION      ACQUISITION     PRO FORMA
                                                 ---------------- ---------------- ---------------- ------------
Revenues:
  Principal transactions, net...............      $     28,276    $        --      $       --       $   28,276
  Commissions...............................            33,067             --         104,459 (c)      137,526
  Corporate finance fees....................            15,937             --              --           15,937
  Gain on sale of investments, net..........             7,271             --              --            7,271
  Income in joint venture...................            52,421        (52,421) (a)         --               --
  Real estate leasing.......................             3,199          9,782  (a)         --           12,981
  Gain on sale of Western Tobacco Investments               --         84,417  (a)         --           84,417
  Interest and dividends....................             8,262          3,460  (a)      3,010 (c)       14,732
  Gain on sale of assets....................               150             --              --              150
  Other income..............................             4,338             --           4,570 (c)        8,908
                                                  ------------    -----------      ----------       ----------
          Total revenues....................           152,921         45,238         112,039          310,198
                                                  ------------    -----------      ----------       ----------
Costs and expenses:
  Selling, general and administrative.......           102,185          6,462  (a)    101,909 (c)      210,556
  Interest..................................             5,888         38,503  (a)      1,000 (d)       45,391
  Amortization of goodwill..................                17            346  (a)        826 (e)        1,189
  Provision for loss on long-term investments            2,808             --              --            2,808
                                                  ------------    -----------      ----------       ----------
          Total costs and expenses..........           110,898         45,311         103,735          259,944
                                                  ------------    -----------      ----------       ----------

Income from continuing operations before
  income taxes and minority interests.......            42,023            (73)          8,304           50,254
Income tax provision........................                84            207 (a)       4,347  (c)       6,082
                                                                                         (640) (f)
                                                                                        2,084  (g)
Minority interests in income from continuing
  operations of consolidated subsidiaries...               889             (2)(b)       2,611 (h)        3,498
                                                  ------------    -----------      ----------       ----------
Income from continuing operations...........      $     41,050    $      (278)     $      (98)      $   40,674
                                                  ============    ===========      ==========       ==========
Income per Common Share (Basic):
  Continuing operations.....................             $1.78                                           $1.77
                                                  ============                                      ==========
Number of shares used in computation........        23,040,332                                      23,040,332
                                                  ============                                      ==========
Income per Common Share (Diluted):
  Continuing operations.....................             $1.78                                           $1.76
                                                  ============                                      ==========
Number of shares used in computation........        23,072,975                                      23,072,975
                                                  ============                                      ==========



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



                     NEW VALLEY CORPORATION AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


(a) Reflects the historical financial results of Western Realty Development for the year ended December 31, 2000.

(b) Pro forma adjustment to reflect net effect of minority interest (1%) of New Valley's ownership in Western Realty Development.

(c) Reflects the historical financial results of LTS for the year ended December 31, 2000.

(d) Pro forma adjustments to record the issuance in the LTS acquisition of $11,990 of LTS's convertible notes payable (net of $8,010 issued to New Valley), bearing a weighted average interest rate of 8%, result in an increase of $1,000 in interest expense (net of $600 interest expense payable to New Valley) for the year ended December 31, 2000.

(e) Pro forma adjustments to record the LTS acquisition for the year ended December 31, 2000 result in an increase of $826 in amortization of goodwill relating to the amortization of the excess of the purchase price over the fair value of net assets acquired, which has been allocated to goodwill and is amortized on a straight-line basis over a 20-year period.

(f) Pro forma adjustment to reflect income tax impact of interest expense deduction at statutory rate of 40%.

(g) Pro forma adjustment to reflect income tax impact of the deconsolidation of Ladenburg Thalmann & Co. from New Valley's consolidated federal income tax return in connection with the transaction.

(h) Pro forma adjustment to reflect net effect of minority interest (47.54%) of New Valley's ownership in LTS.



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



                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                   (UNAUDITED)


                                                                     FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                                          ----------------------------------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                               ---------------------
                                                                                        LTS
                                                               HISTORICAL           ACQUISITION           PRO FORMA
                                                          --------------------- -------------------- ---------------------
Revenues:
     Principal transactions, net........................  $       8,848         $          --        $       8,848
     Commissions........................................          4,162                 9,974  (a)          14,136
     Corporate finance fees.............................          3,729                    --                3,729
     Gain on sale of investments, net...................            465                    --                  465
     Gain on real estate, net...........................            897                    --                  897
     Real estate leasing................................          2,641                    --                2,641
     Interest and dividends.............................          1,948                   376  (a)           2,324
     Other income.......................................          1,566                    20  (a)           1,586
                                                           ------------         -------------         ------------
         Total revenues.................................         24,256                10,370               34,626
                                                           ------------         -------------         ------------

Cost and expenses:
     Selling, general and administrative................         25,221                13,179  (a)          38,400
     Interest...........................................            792                   250  (b)           1,042
     Amortization of goodwill...........................             70                   207  (c)             277
                                                           ------------         -------------         ------------
         Total costs and expenses.......................         26,083                13,636               39,719
                                                           ------------         -------------         ------------
Loss from continuing operations before income
     Taxes and minority interests.......................         (1,827)               (3,266)              (5,093)

Income tax benefit......................................             --                (1,326) (a)          (1,610)
                                                                                         (160) (d)
                                                                                         (124) (e)
Minority interests in loss from continuing
     operations of consolidated subsidiaries............           (139)                 (977) (f)          (1,116)
                                                           ------------         -------------         ------------
Net loss................................................  $      (1,688)         $       (679)       $      (2,367)
                                                           ============          ============         ============
Loss per Common Share (basic and diluted):
     Net loss per Common Share..........................         $(0.07)                                    $(0.10)
                                                            ===========                                ===========
Number of shares used in computation....................     22,865,890                                 22,865,890
                                                            ===========                                ===========







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



                     NEW VALLEY CORPORATION AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS for the three months ended March 31, 2001.

(b) Pro forma adjustments to record the issuance in the LTS acquisition of $11,990 of LTS's convertible notes payable (net of $8,010 issued to New Valley), bearing a weighted average interest rate of 8%, result in an increase of $250 in interest expense (net of $150 interest expense payable to New Valley) for the three months ended March 31, 2001.

(c) Pro forma adjustments to record the LTS acquisition for the three months ended March 31, 2001 result in an increase of $207 in amortization of goodwill relating to the amortization of the excess of the purchase price over the fair value of net assets acquired, which has been allocated to goodwill and is amortized on a straight-line basis over a 20-year period.

(d) Pro forma adjustment to reflect income tax impact of interest expense deduction at statutory rate of 40%.

(e) Pro forma adjustment to reflect income tax impact of the deconsolidation of Ladenburg Thalmann & Co. from New Valley's consolidated federal income tax return in connection with the transaction.

(f) Pro forma adjustment to reflect net effect of minority interest (47.54%) of New Valley's ownership in LTS.




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

                     NEW VALLEY CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                  MARCH 31, 2001
                                                          ----------------------------------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                               ---------------------
                                                                                        LTS
                                                               HISTORICAL           ACQUISITION           PRO FORMA
                                                          --------------------- -------------------- ---------------------
                               ASSETS
Current assets:
     Cash and cash equivalents......................................    $     77,375        $       5,152 (a)        $     86,592
                                                                                                    8,010 (b)
                                                                                                   (3,945)(c)
     Investment securities available for sale.......................          28,516                   --                  28,516
     Trading securities owned.......................................           8,566                1,899 (a)              10,465
     Restricted assets..............................................             733                   --                     733
     Receivable from clearing brokers...............................          18,415                7,353 (a)              25,768
     Other current assets...........................................           1,381                   --                   1,381
                                                                        ------------        -------------            ------------
         Total current assets.......................................         134,986               18,469                 153,455
                                                                        ------------        -------------            ------------
Investment in real estate, net......................................         124,076                3,954 (a)             124,076
Furniture and equipment, net........................................           9,282                   --                  13,236
Restricted assets...................................................           3,179                   --                   3,179
Long-term investments, net..........................................           4,954                   --                   4,954
Goodwill............................................................             393               16,522 (d)              16,915
Deferred tax assets.................................................             509                1,655 (a)               2,164
Other assets........................................................           6,280                5,170 (a)              11,450
                                                                        ------------        -------------            ------------
         Total assets...............................................     $   283,659         $     45,770             $   329,429
                                                                        ============        =============            ============
                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Margin loans payable...........................................   $       3,848                   --           $       3,848
     Current portion of notes payable...............................           6,512                   --                   6,512
     Accounts payable and accrued liabilities.......................          24,278                5,683 (a)              30,368
                                                                                                      407 (d)
     Prepetition claims and restructuring accruals..................           7,639                   --                   7,639
     Income taxes...................................................           9,753                   14 (a)               9,767
     Securities sold, not yet purchased.............................           2,685                1,213 (a)               3,898
                                                                        ------------        -------------            ------------
         Total current liabilities..................................          54,715                7,317                  62,032
                                                                        ------------        -------------            ------------

Notes payable.......................................................          12,032                   --                  12,032
Convertible notes payable...........................................              --               11,990 (e)              11,990
Other long-term liabilities.........................................          62,549                   --                  62,549
Minority interests in consolidated subsidiaries.....................           6,253               15,139 (f)              21,392
Commitments and contingencies.......................................              --                   --                      --
Stockholders' equity:
     Common Shares, $.01 par value; 100,000,000 shares
       authorized; 22,823,063 shares outstanding....................             228                   --                     228
     Additional paid-in capital.....................................         867,884               11,324 (g)             879,208
     Accumulated deficit............................................        (722,398)                  --                (722,398)
     Accumulated other comprehensive income.........................           2,396                   --                   2,396
                                                                        ------------        -------------            ------------
         Total stockholders' equity.................................         148,110               11,324                 159,434
                                                                        ------------        -------------            ------------
         Total liabilities and stockholders' equity.................     $   283,659         $     45,770             $   329,429
                                                                        ============        =============            ============




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


                     NEW VALLEY CORPORATION AND SUBSIDIARIES
     NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                             (DOLLARS IN THOUSANDS)

(a)      Reflects the historical financial position of LTS as of March 31, 2001.

(b)      Reflects $8,010 of cash received by New Valley in transaction.

(c) Reflects cash purchase by New Valley of 3,945,060 shares of LTS common stock from LTS's former chairman for $3,945.

(d) Pro forma adjustments to record the LTS acquisition as of March 31, 2001 reflect:

         o an increase in paid-in capital of $14,639 (representing the value of LTS stock ($32,912) less fair value of LTS assets ($18,273)) relating to the issuance of 18,806,612 shares of LTS common stock. The LTS stock was valued based on a price per share of $1.75;

         o an increase in accrued expenses and a corresponding increase in goodwill and other intangible assets of approximately $407 relating to the incurrence of transaction costs by Ladenburg Thalmann & Co. and LTS;

         o an increase in stockholders' equity of $1,476 to recognize the value of the 1,943,229 stock options presently outstanding to LTS employees, based on a weighted average fair value of $0.76 per option. The fair value of the options was determined using the Black-Scholes option pricing model and was based on the following weighted-average assumptions: expected volatility of 85.93%; expected lives of 3 years; a risk-free interest rate of 4.42%; and no expected dividend yield or forfeiture.

         o a decrease of $11,990 in stockholders' equity relating to the issuance of $10,000 of LTS's convertible notes and the payment by LTS of $1,990 of cash to the minority stockholders of Ladenburg Thalmann & Co. as part of the consideration in the LTS acquisition;

         o a decrease in stockholders' equity of $18,273 relating to the elimination of LTS's historical stockholders' equity; and

         o the preliminary allocation of the excess of the purchase price, including transaction costs, over the fair value of the net assets acquired to goodwill in the amount of $16,522.

    The allocation of the purchase price assuming the LTS acquisition occurred on March 31, 2001 is summarized in the following table:



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


         Calculation of Purchase Price:

           Common stock ...............................        $32,912
           Stock options ..............................          1,476
           Transaction costs ..........................            407
                                                              --------
               Total purchase price ...................        $34,795
                                                              ========


         Allocation of Purchase Price:

           Assets:
             LTS's historical assets ..................        $25,183
             Goodwill .................................         14,639
             Stock options ............................          1,476
             Transaction costs ........................            407
           Liabilities:
             LTS's historical liabilities .............         (6,910)
                                                              --------
               Total purchase price ...................        $34,795
                                                              ========

         LTS's other assets and liabilities have not been adjusted because their cost approximates fair value in all material respects.

         A reconciliation of the above adjustments to reflect the LTS acquisition is set forth below:



                                                                                         CASH
                    ISSUANCE                 ALLOCATION    FAIR VALUE     ISSUANCE     RECEIVED
                     OF LTS     INCREASE     OF EXCESS       OF LTS        OF LTS       NET OF      MINORITY      TOTAL PRO
                     COMMON    IN ACCRUED     PURCHASE       STOCK      CONVERTIBLE      STOCK      INTEREST        FORMA
                      STOCK     EXPENSES       PRICE        OPTIONS        NOTES       PURCHASED    ACQUIRED     ADJUSTMENTS
                    ---------   --------       -----        -------        -----       ---------    --------     -----------
Goodwill                          $407        $14,639        $1,476                                                $16,522
Accrued
  liabilities                      407                                                                                 407
Convertible notes                                                         $11,990                                   11,990
Paid-in capital     $32,912                                   1,476       (11,990)      $4,065     $(15,139)        11,324


(e) Pro forma adjustments to record the issuance in the LTS acquisition of $11,990 of LTS's convertible notes payable (net of $8,010 issued to New Valley), bearing a weighted average interest rate of 8%.

(f) Pro forma adjustment to reflect net effect of minority interest (47.54%) of New Valley's ownership in LTS.

(g) Reflects the increase to New Valley's equity as a result of the transaction.





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



(c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.2 7.50% Convertible Promissory Note due December 31, 2005 in the principal amount of $8,010,000 of Ladenburg Thalmann Financial Services Inc. (formerly known as GBI Capital Management Corp.) payable to Ladenburg, Thalmann Group Inc.






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




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW VALLEY CORPORATION

                                 By: /s/ J. BRYANT KIRKLAND III
                                     ------------------------------------------
                                     J. Bryant Kirkland III
                                     Vice President and Chief Financial Officer

Date:    July 19, 2001




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